Emerald Holding, Inc. Investor Presentation September 2022 Exhibit 99.2

Notes Forward-Looking Statements This document contains certain forward-looking statements regarding Emerald Holding, Inc. (the “Company”), including, without limitation, the Company’s ability to continue staging live events and scale its business beyond pre-COVID levels and the Company’s 2022 revenue and Adjusted EBITDA guidance. These statements are based on management’s current expectations as well as estimates and assumptions prepared by management as of the date hereof, and although they are believed to be reasonable, are inherently uncertain. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results to differ materially and there can be no assurance that the projected results and forward-looking statements in this presentation will prove to be accurate. In particular, statements regarding the post-pandemic recovery for live events, expected free cash flow generation, and the multiple avenues to return to organic growth are each forward-looking statements. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise, or with respect to ongoing insurance recovery amounts. 2

Investment Highlights Our leading B2B events provide high ROI marketing and lead generation for businesses of all sizes: Leverage the network effect of our events, content and ecommerce software, driving traffic to each other and generating powerful first party intent data. Post-Pandemic Recovery Play in Live Events: Emerald plans to scale its business beyond pre-pandemic baseline through new products and services; almost one quarter of planned 2022 trade shows expected to exceed pre-pandemic revenues. Multiple Organic and Inorganic Growth Avenues including 1) post-pandemic recovery, 2) ongoing event yield optimization and commercial initiatives, 3) new event launches, 4) improved content alignment, 5) fast-growing B2B SaaS commerce business, and 6) build on track record of accretive acquisitions. Strong Balance Sheet Supported by Substantial Free Cash Flow Generation: Expected $70 million of free cash flow in 2022; net proceeds of $148.5 million from insurance litigation settlement received in September 2022 contribute to lower net debt and enhanced liquidity. Seasoned Management Team: Emerald led by experienced and highly aligned management team with deep industry and public company expertise. 3

Revolutionizing the Trade Show Model Integrating technology and first party data to create a next-generation B2B platform Connections – Collection of leading B2B trade shows and conferences that bring together industry-specific communities Emerald’s Core Services 140+ Events | 1.9MM Active Customers | 15MM Website Visitors Content – B2B websites and publications that provide industry specific business news and information across 19 sectors Commerce – SaaS software enabling B2B buying and selling which averages over $1 billion per month of wholesale gross transaction volume 4

Enduring Value of Trade Shows

EMERALD

In-person trade shows and events continue to be an integral part of businesses' marketing budgets, and among the highest ROI.

41%	99%	46%
of companies consider event marketing to be their top channel for lead generation[(1)]	of marketers say they get unique value from trade shows that they can't get elsewhere[(2)]	of small businesses participate in at least one event annually[(3)]

"It's great to be back at the show after a two-year hiatus. The traffic and excitement at the booth has been energizing and a great reminder how important it is to be visible in order to give someone new the opportunity to discover your brand."
– 2022 Summer Outdoor Retailer exhibitor testimonial

"Surf Expo is an integral part of the surf industry fabric. The digital world is providing great efficiencies but at the same time eroding personal interactions and relationships. Surf Expo offers the antidote, with the gathering of the tribe, the celebration of our passion and trade. Brands, media and retailers all have a responsibility to support this endeavor" **– 2022 Surf Expo attendee testimonial**

Value to Exhibitors

- Generate leads and sales
- Introduce new products
- Build brands
- Strengthen relationships
- Educate the market
- Service customers

Value to Attendees

- Fulfill procurement needs
- Source new suppliers
- Reconnect with existing suppliers
- Identify trends
- Learn about new products / services
- Network with industry peers

(1) Source: Bizzabo Event Marketing 2019: Benchmarks and Trends Report.
(2) Source: CEIR, https://archive.foliomag.com/ceir-exhibitors-spend-24b-annually-events/.
(3) Source: Statista Survey: SME Marketing 2016.

5

Multiple Entry Points to Customer Engagement Cycle Emerald offers several organic and inorganic growth avenues through 365-day engagement 6 365-Day Engagement Emerald strives for its customers to be engaged 365 days a year with our communities and products Capture new audiences and revenue streams outside of trade shows Provide gateways to other Emerald offerings by seamlessly integrating live and digital channels Leverage first-party data on customer engagement to continuously enhance value and ROI to exhibitors and attendees

New Capabilities Driving Tangible Outcomes The new workforce and work styles require a new approach Content Commerce Build awareness Reach the right prospects Generate qualified leads Generate meetings Educate and build buyer intelligence Generate opportunities that lead transactions Access contracts with open POs Enable repeat transactions Improved NPS scores Customer acquisition growth Improved retention Increased cross-selling Emerald’s Building Blocks 140+ Events | 1.9MM Active Customers | 15MM Website Visitors AI Recommendations Drive Success Emerald’s NEW Capabilities Connections 7 Outcomes Qualified and Ready To Purchase

Year-Round Buying and Selling First-Party Data Technology Stack Enables Full Customer Journey Proprietary technology and first-party data deliver actionable insights and measurable results to customers Live Events and Digital Content Transactions Core Services Data-Driven Lead Generation Conferences Trade Shows B2B Media Webinars 365-Day Engagement 8 Matchmaking Qualified Leads AI Recommendations Customer Database Immersive Experiences Augmented Talks Augmented Expos Face-2-Face Always-On B2B eCommerce Platform 3D Virtual Showrooms

Three Pillars of Value Creation Emerald’s focus is on maximizing value of operations and expanding offerings Daily content and insights across 19 industries Scaled B2B Marketplace Increased Cadence of Online and Hybrid Events Emerald Xcelerator Targeted Accretive M&A 365-Day Engagement Holistic Consolidated Customer Database 3-year Brand Operating Plans Across Portfolio Value-Based Pricing Structure Customer Centricity 9 Portfolio Optimization Improved customer retention Higher revenue per customer Focused investment in evolving brands New revenue streams Powerful first party data Improved cross sell efforts New event and content launches in growth categories Platform acquisitions in new growth categories Tuck-in acquisitions in existing strategic categories

Acquisitions and New Event Launches Driving Portfolio Optimization Strategic expansion into high growth industries and categories Community platform for creating relationships across the mental health ecosystem Fosters connections between mental health innovators and corporate leaders seeking solutions for their organizations and employees Select New Event Launches Targeting high growth industries including mental health, decentralized finance and cannabis Educational platform that bridges business and Web3 innovation Connects C-suite financial and technology executives with blue chip Web3 companies providing decentralized solutions Launching in 2023 Launching in October 2022 Food services event co-located with International Pizza Expo 176 exhibiting companies + 4,600 attendees Launched March 2022 10 Social 3rd Party Direct & Retail Digital Recent Acquisitions Over Prior 18 Months Leading B2B media company in the cannabis industry with portfolio of media brands + widely attended annual expo B2B e-commerce SaaS platform Premier global B2B event and thought leadership platform with a global presence Leading product database and integrator service provider for commercial AV Leading national trade show focused on educational spaces and equipment Subscription-based photography business education and e-learning service + conference Wholesale online marketplace platform to be combined with Emerald’s iconic NY NOW brand

Financial Results

Year-to-Date 2022 Key Highlights 12 Transaction closed June 2022 Premier global B2B event and thought leadership platform with a global presence Select 2Q 2022 Trade Shows Introduced new Emerald Xcelerator division in 2022 dedicated to launching dynamic brands that curate year-round communities through face-to-face and digital experiences Transaction closed July 2022 Leading wholesale marketplace connecting over 3,000 independent brands with over 26,000 retailers

13 Year-to-Date 2022 Financial Highlights and Current Liquidity Position Adj. EBITDA(1) Free Cash Flow(2) Net Income (Loss) Diluted Income (Loss) Per Share ($ in Millions) ($ in Millions) (1) See slide 17 of this presentation for a reconciliation of Net Income (Loss) to Adjusted EBITDA. (2) See slide 18 of this presentation for a reconciliation of Net Cash Provided by (Used In) Operating Activities to Free Cash Flow. Emerald experienced year over year growth across all categories as recovery momentum continues ($ in Millions)

On average, revenue per event is returning toward normalized levels 59 trade shows staged in 1H 2022, compared to 10 in 1H 2021 Qualified attendees and exhibiting companies trending toward pre-COVID levels Several 2022 events have exceeded pre-COVID revenues 2021 marked a return to positive free cash flow 14 COVID Recovery Driving Significant Re-Acceleration of Business Revenue ($ in Millions) 1H 2020 1H 2021 Adjusted EBITDA ex-Insurance(1) ($ in Millions) (1) See slide 17 of this presentation for a reconciliation of Net Income (Loss) to Adjusted EBITDA. 1H 2022 $300.0 (Full-Year Guidance) $50.0 (Full-Year Guidance) Guidance (All Excluding Event Cancellation Insurance Proceeds) FY 2022 Revenue to exceed $300 million FY 2022 Adjusted EBITDA to exceed $50 million FY 2022 Free Cash Flow to exceed $70 million FY 2023 Preliminary Expectations Adjusted EBITDA to exceed $100 million

Conservative Balance Sheet and Strong Liquidity: Capital Structure As of June 30, 2022 15 Convertible Preferred Shares Issued $400M of Convertible Preferred Stock in 2020 during COVID business disruption Shares have an accumulated accreting return of 7% per annum on liquidation preference paid in-kind Emerald can force conversion of preferred shares after June 29, 2023, if common stock price exceeds $6.16 for 20 consecutive trading days (1) Debt includes term loan outstanding balance plus current portion, unamortized discount of $1.1 million and unamortized deferred financing fees of $1.5 million.

Appendix

Adjusted EBITDA 17 UNAUDITED RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA (1) For the six months ended June 30, 2022 represents non-cash charges of $6.3 million for goodwill in connection with the Company’s interim testing of goodwill for impairment resulting from the change in operating segments and reporting units that occurred in the first quarter of 2022. (2) Intangible asset impairment charges for the three months ended June 30, 2022 represent non-cash charges of $1.6 million for certain indefinite-lived intangible assets in connection with the Company’s interim testing of intangibles for impairment. (3) Other items for the three months ended June 30, 2022 included: (i) $10.0 million in gains related to the remeasurement of contingent consideration; (ii) $2.0 million in transaction costs, primarily in connection with the MJBiz, Advertising Week and Bulletin acquisitions; (iii) $0.8 million in non-recurring legal, audit and consulting fees and (iv) $0.2 million in transition expenses. Other items for the three months ended June 30, 2021 included: (i) $1.1 million in expense related to the remeasurement of contingent consideration; (ii) $1.2 million in non-recurring legal, audit and consulting fees; (iii) $0.3 million in transition costs in connection with previous acquisitions and (iv) $0.2 million in transaction costs in connection with PlumRiver LLC and Sue Bryce Education acquisitions. Other items for the six months ended June 30, 2022 included: (i) $5.8 million in gains related to the remeasurement of contingent consideration; (ii) $2.9 million in transaction costs, primarily in connection with the MJBiz, Advertising Week and Bulletin acquisitions; (iii) $1.2 million in non-recurring legal, audit and consulting fees and (iv) $0.3 million in transition expenses. Other items for the six months ended June 30, 2021 included: (i) $1.5 million in expense related to the remeasurement of contingent consideration; (ii) $1.8 million in non-recurring legal, audit and consulting fees; (iii) $0.3 million in transition costs in connection with previous acquisitions and (iv) $0.4 million in transaction costs in connection with PlumRiver LLC, EDspaces and Sue Bryce Education acquisitions.

Free Cash Flow 18 UNAUDITED RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW